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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549-1044

                                 _______________

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934

                        Date of Report: August 25, 1999
                        (Date of earliest event reported)

                                     NSTAR
             (Exact name of registrant as specified in its charter)

     MASSACHUSETTS                  333-78285                      04-3466300
(State of Incorporation)    (Commission File Number)  (IRS Employer Identification No.)

               800 BOYLSTON STREET, BOSTON, MASSACHUSETTS  02199
                    (Address of principal executive offices)

                                  617-424-2000
              (Registrant's telephone number, including area code)

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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.   OTHER EVENTS

     At the annual meetings of shareholders of each of BEC Energy and Commonwealth Energy System ("COM/Energy"), the shareholders of each company approved the Agreement and Plan of Merger dated as of December 5, 1998 and restated as of May 4, 1999, among BEC Energy, COM/Energy, NSTAR and two acquisition subsidiaries of NSTAR. Effective August 25, 1999, pursuant to the Agreement and Plan of Merger, BEC Energy and COM/Energy combined their businesses by merging with acquisition subsidiaries of NSTAR (the "Merger"). Each common share of BEC Energy was converted into the right to receive either $44.10 in cash or one NSTAR common share, and each common share of COM/Energy was converted into the right to receive either $44.10 in cash or 1.05 NSTAR common shares, subject to a limit of $300 million of cash being payable in the transaction. The issuance of cash and NSTAR common shares in exchange for BEC Energy and COM/Energy common shares in the Merger shall be in accordance with the shareholder election and proration process described in the Agreement and Plan of Merger. The election forms were mailed to the BEC Energy and COM/Energy shareholders beginning on August 23, 1999 and the election period shall remain open until September 21, 1999 (20 business days following the date election forms were first mailed to shareholders). A copy of NSTAR's press release announcing the effectiveness of the Merger is filed herewith as Exhibit 99.4 and is incorporated herein by reference.

     The NSTAR common shares to be issued under the Agreement and Plan of Merger were registered under the Securities Act of 1933 pursuant to NSTAR's Registration Statement on Form S-4 (No. 333-78285), declared effective May 14, 1999. Reference is made to the Joint Proxy Statement/Prospectus included in such Registration Statement for additional information about this transaction.

     Pursuant to Rule 12g-3(c) under the Securities Exchange Act of 1934 (the "Exchange Act"), NSTAR common shares are deemed to be registered under Section 12(b) of the Exchange Act. NSTAR common shares have been approved for listing on the New York Stock Exchange and the Boston Stock Exchange. The description of NSTAR common shares contained under the caption "Description of NSTAR Shares" in the Joint Proxy Statement/Prospectus is incorporated by reference herein.

     BEC Energy common shares and COM/Energy common shares were registered pursuant to Section 12(b) of the Exchange Act and listed on the New York Stock Exchange. BEC Energy common shares were also listed on the Boston Stock Exchange and COM/Energy common shares were also listed on the Pacific Stock Exchange. BEC Energy and COM/Energy are delisting their common shares from these exchanges and filing Form 15 with the Securities and Exchange Commission to terminate the registration under the Exchange Act of the BEC Energy and COM/Energy common shares.

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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (C)  EXHIBITS

          Exhibit 99.1 Agreement and Plan of Merger, as Amended (incorporated by reference to Annex A in the Joint Proxy
                       Statement/Prospectus in Part I of the Registration Statement on NSTAR's Form S-4 (No. 333-78285)).

          Exhibit 99.2 NSTAR Declaration of Trust (incorporated by reference to
                       Annex D in the Joint Proxy Statement/Prospectus in Part I of the Registration Statement on NSTAR's Form S-4 (No. 333-78285)).

          Exhibit 99.3 NSTAR Bylaws (incorporated by reference to Annex E in the
                       Joint Proxy Statement/Prospectus in Part I of the Registration Statement on NSTAR's Form S-4
                       (No. 333-78285)).

          Exhibit 99.4 Press release of NSTAR dated August 25, 1999.

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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              NSTAR

                              By:   /s/ Russell D. Wright
                                    -------------------------------------------
                                    Russell D. Wright
                                    President and Chief Operating Officer



DATE:  August 25, 1999

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                               INDEX TO EXHIBITS



EXHIBIT
NO.            DESCRIPTION

99.1 Agreement and Plan of Merger, as Amended (incorporated by reference to Annex A in the Joint Proxy Statement/Prospectus in
               Part I of the Registration Statement on NSTAR's Form S-4 (No. 333-78285)).

99.2 NSTAR Declaration of Trust (incorporated by reference to Annex D in the Joint Proxy Statement/Prospectus in Part I of the Registration Statement on NSTAR's Form S-4 (No. 333-78285)).

99.3 NSTAR Bylaws (incorporated by reference to Annex E in the Joint Proxy Statement/Prospectus in Part I of the Registration Statement on NSTAR's Form S-4 (No. 333-78285)).

99.4           Press Release of NSTAR
               dated August 25, 1999

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